WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO

                 Supplement dated January 1, 1999 to Prospectus
                               dated May 1, 1998,
                        as supplemented December 21, 1998


The following paragraphs replace the first paragraph found on page 47, the right hand column under the heading "SUB-ADVISERS - JANUS CAPITAL CORPORATION":

                               Portfolio Managers:


     Scott W. Schoelzel and Edward Keely serve as Co-Portfolio Managers for the Growth Portfolio. Mr. Schoelzel has been a Portfolio Manager of the Portfolio since January 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado.

     Edward Keely has served as Co-Portfolio Manager since January 1999. Mr. Keely is Vice President of Investments at Janus. Prior to joining Janus in 1998, Mr. Keely served as Senior Vice President of Investments at Founders, where he was also the portfolio manager of Founders Growth Fund from 1994-1998. Prior to managing Founders Growth Fund, he was assistant Portfolio Manager of both Founders Discovery and Frontier Funds. Mr. Keely holds a bachelor's degree in economics from Colorado College.



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